EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Chester Fund(s)
File Number: 811-4098
Registrant CIK Number: 0000752177


Items 61

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 61 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 15 Identifier S000049261 Inst Target Retirement Income
Class 1 SEC Identifier C000155392

Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement Income Fund is $100,000,000.


Series 14 Identifier S000049258 Inst Target Retirement 2010
Class 1 SEC Identifier C000155395

Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2010 Fund is $100,000,000.


Series 16 Identifier S0000492621 Inst Target Retirement 2015
Class 1 SEC Identifier C000155399

Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2015 Fund is $100,000,000.


Series 4 Identifier S000049263 Inst Target Retirement 2020
Class 1 SEC Identifier C000155400

Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2020 Fund is $100,000,000.


Series 5 Identifier S000049264 Inst Target Retirement 2025
Class 1 SEC Identifier C000155401

Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2025 Fund is $100,000,000.


Series 6 Identifier S000049265 Inst Target Retirement 2030
Class 1 SEC Identifier C000155402

Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2030 Fund is $100,000,000.


Series 7 Identifier S000002573 Inst Target Retirement 2035
Class 1 SEC Identifier C000007076

Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2035 Fund is $100,000,000.

Series 18 Identifier S000049267 Inst Target Retirement 2040
Class 1 SEC Identifier C000155404

Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2040 Fund is $100,000,000.

Series 21 Identifier S000049268 Inst Target Retirement 2045
Class 1 SEC Identifier C000155405

Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2045 Fund is $100,000,000.

Series 23 Identifier S000049269 Inst Target Retirement 2050
Class 1 SEC Identifier C000155406

Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2050 Fund is $100,000,000.

Series 24 Identifier S000049259 Inst Target Retirement 2055
Class 1 SEC Identifier C000155396

Item 61

The lowest minimum initial investment for Vanguard Institutional Target Retirement 2055 Fund is $100,000,000.
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